UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2009

MetLife, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188 (Zip Code)
(Address of Principal Executive Offices)

212-578-2211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On May 29, 2009, MetLife, Inc. (the “Company”) issued $1,250,000,000 aggregate principal amount of its 6.75% Senior Notes due 2016 (the “Senior Notes”). The Senior Notes were issued pursuant to the Senior Indenture, dated as of November 9, 2001 (incorporated by reference to Exhibit 4.1(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006), among the Company, and The Bank of New York Mellon Trust Company, N.A., (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)) as trustee, as supplemented by the Fifteenth Supplemental Indenture, dated as of May 29, 2009, with respect to the Senior Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference).
     The Senior Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (Registration No. 333-147180) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on November 6, 2007 (the “Registration Statement”), and a prospectus supplement dated May 26, 2009.
Item 8.01 Other Events.
     In connection with the issuance and sale of the Senior Notes, the Company entered into (i) an underwriting agreement, dated May 26, 2009 (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters (the “Underwriters”), pursuant to which the Underwriters agreed to purchase the Senior Notes from the Company.
     A copy of the opinion of Dewey & LeBoeuf LLP, relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.
     The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	1.1	Underwriting Agreement dated May 26, 2009 among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the Underwriters.

	1.2	Pricing Agreement dated May 26, 2009, among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the Underwriters, relating to the Senior Notes.

	4.1	Fifteenth Supplemental Indenture, dated May 29, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the Senior Notes.

	4.2	Senior Note (included as Exhibit A to Exhibit 4.1 above).

	5.1	Opinion of Dewey & LeBoeuf LLP.

	23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Gwenn L. Carr
Name:     Gwenn L. Carr

Title:	Senior Vice-President and Secretary

Date: May 29, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d) 1.1	Underwriting Agreement dated May 26, 2009 among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the Underwriters.

1.2	Pricing Agreement dated May 26, 2009, among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the Underwriters, relating to the Senior Notes.

4.1
Fifteenth Supplemental Indenture, dated May 29, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the Senior Notes.

4.2	Senior Note (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Dewey & LeBoeuf LLP.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

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